                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT /x/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

--------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                               SAFETY 1ST, INC.
               (Name of Registrant as Specified In Its Charter)

                    Board of Directors of Safety 1st, Inc.
                  (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

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

                               [SAFETY 1ST LOGO]

                                                                  April 28, 1997

To Safety 1st Stockholders:

     The Board of Directors of Safety 1st, Inc. joins me in extending a cordial invitation to attend our 1997 Annual Meeting of Stockholders. The meeting will be held at the Hotel Meridien, 250 Franklin Street, Boston, Massachusetts 02110, at 9:00 a.m., local time, on Wednesday, May 28, 1997.

     In addition to voting on the matters described in the accompanying Proxy Statement, we will review Safety 1st's business and discuss our direction for the coming years. There will also be an opportunity to meet Richard Wenz, Safety 1st's newly named President, and to discuss matters of interest to you as a Stockholder.

     It is important that your shares be represented at the meeting whether or not you plan to attend in person. Therefore, please sign and return the enclosed Proxy Card in the envelope provided. If you do attend the meeting and desire to vote in person, you may do so even though you have previously sent in a proxy.

     We hope that you will be able to attend the meeting, and we look forward to seeing you.

                                          Sincerely,

                                          /s/ Michael Lerner

                                          Michael Lerner
                                          Chairman & Chief Executive Officer

                                SAFETY 1ST, INC.

                                ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 28, 1997

                                ---------------

     Notice is hereby given that the Annual Meeting of Stockholders of Safety 1st, Inc. (the "Company") will be held on May 28, 1997, at 9:00 a.m., Eastern Time, at the Hotel Meridien, 250 Franklin Street, Boston, Massachusetts 02110, to consider and act upon each of the following matters:

     1. To elect six members of the Board of Directors to serve until the next annual meeting of the Company's stockholders and thereafter until their successors are chosen and qualified;

     2.  To approve the Company's 1996 Employee and Director Stock Option Plan;

     3.  To approve the Company's 1996 Nonqualified Stock Option Plan;

     4. To ratify the appointment of Grant Thornton LLP as independent accountants for the Company for the fiscal year ending December 31, 1997; and

     5. To consider and act upon any other matters that may properly come before the meeting or any adjournment(s) thereof.

     All holders of Common Stock whose names appear of record on the Company's books at the close of business on April 11, 1997 will be entitled to receive notice of and to vote at the meeting and any adjournments thereof.

     WHETHER OR NOT YOU PLAN TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.

                                          By Order of the Board of Directors,

                                          /s/ Curt R. Feuer
                                          Curt R. Feuer
                                          Clerk

Boston, Massachusetts
April 28, 1997

                                SAFETY 1ST, INC.
                              210 BOYLSTON STREET
                       CHESTNUT HILL, MASSACHUSETTS 02167

                                ---------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 28, 1997

                                ---------------

                                  INTRODUCTION

     The Board of Directors of Safety 1st, Inc., a Massachusetts corporation (the "Company"), is furnishing this Proxy Statement to holders of shares of common stock, $.01 par value, of the Company (the "Common Stock"), in connection with the solicitation of the enclosed Proxy Card for use at the Annual Meeting of Stockholders of the Company to be held on May 28, 1997 at 9:00 A.M. at the Hotel Meridien, 250 Franklin Street, Boston, Massachusetts 02110 and any adjournments thereof (the "Annual Meeting"), for the purposes set forth in the Notice of Annual Meeting of Stockholders.

     Shares of Common Stock represented by proxies in the form solicited will be voted in the manner directed by a stockholder. If no direction is given, the proxy will be voted FOR the election of the nominees for director named in this Proxy Statement and the proposals set forth in Items 2, 3 and 4. Proxies may be revoked at any time prior to their being voted by giving written notice of revocation or by giving a duly executed Proxy Card bearing a later date to the Clerk of the Company. In addition, a stockholder of record may revoke a previously submitted Proxy Card by voting in person at the Annual Meeting and requesting that the previously submitted Proxy Card not be used.

     Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited primarily by mail, but, in addition, officers and regular employees of the Company who will receive no extra compensation for their services may solicit proxies by telephone, telecopy, telegraph, or personal calls.

     The Board of Directors is not aware of any matters other than those described in this Proxy Statement that will be acted upon at the Annual Meeting. In the event that any other matters properly come before the meeting for a vote of stockholders, the persons named as proxies in the enclosed Proxy Card will vote in accordance with their best judgment on such other matters.

     It is anticipated that this Proxy Statement and accompanying Proxy Card will be first mailed to stockholders on or about April 28, 1997. Certain additional information regarding the Company contained in the Company's Annual Report to Stockholders is being furnished to each stockholder with the mailing of this Proxy Statement but is not part of the Proxy Statement.

                 VOTING RIGHTS, QUORUM AND METHOD OF TABULATION

     Only stockholders of record at the close of business on April 11, 1997 will be entitled to vote at the Annual Meeting. At the close of business on such date, a total of 7,187,288 shares of Common Stock were outstanding. Each share of Common Stock is entitled to one vote. Cumulative voting is not permitted.

     Pursuant to the Company's By-laws, a majority of the shares of the Common Stock outstanding and entitled to vote constitutes a quorum for the transaction of business. Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Company to act as election inspectors for the meeting.

     The Company's By-laws require the affirmative vote of a plurality of the votes cast at the Annual Meeting for the election of directors, and the affirmative vote of a majority of the votes cast at the Annual Meeting for the approval of the other proposals.

     Abstentions and broker non-votes are not treated as votes cast, and will therefore have no effect on the outcome of the election of directors and the approval of the other proposals, although abstentions and broker non-votes will be counted in the determination of a quorum.

                            MATTERS TO BE VOTED UPON

PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

NOMINEES

     It is intended that the number of directors to be elected to the Board of Directors be set at six. Ronald J. Jackson, whose term expires at the Annual Meeting, is not standing for re-election and will resign from the Board as of the Annual Meeting. The Board of Directors has nominated Mr. Mark Owens to replace Mr. Jackson. Each director elected at the Annual Meeting of Stockholders shall be elected for a term of one year and thereafter until his successor is chosen and qualified. The Board of Directors recommends that the stockholders elect the six nominees named below as directors of the Company for the ensuing year, and the persons named as proxies in the enclosed Proxy Card will vote the proxies received by them for the election as directors of the nominees named below unless otherwise indicated.

                                          Michael Lerner
                                          Michael S. Bernstein
                                          Curt R. Feuer
                                          Robert J. Drummond
                                          Laurence S. Levy
                                          Mark Owens

     Each nominee has indicated a willingness to serve, but in case any nominee is not a candidate at the Annual Meeting for reasons not now known to the Company, the proxies named in the enclosed Proxy Card may vote for a substitute nominee at their discretion. Certain information regarding the nominees is set forth below in the MANAGEMENT Section under the heading "Business Experience of Directors and Nominee for Director and Executive Officers."

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the stockholders vote "FOR" each of the six nominees named above.

VOTE REQUIRED

     The nominees for election as director at the Annual Meeting who receive the six largest pluralities of votes properly cast for the election of directors shall be elected the directors of the Company. Proxies cannot be voted for a greater number of persons than the number of nominees named. Cumulative voting is not permitted.

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

PROPOSAL NO. 2 -- APPROVAL OF THE COMPANY'S 1996 EMPLOYEE AND DIRECTOR STOCK
                  OPTION PLAN

GENERAL

     The 1996 Employee and Director Stock Option Plan, as amended (the "Employee and Director Plan"), was adopted, subject to stockholder approval, by the Company's Board of Directors on September 18, 1996. The purpose of the Employee and Director Plan is to attract and retain the best available employees, directors, advisors and consultants and thereby promote the success of the Company's business. The Employee and Director Plan provides for grants of options to acquire Common Stock to employees, directors, advisors and consultants of the Company and its subsidiaries. The following is a summary of the Employee and Director Plan, which is qualified in its entirety by reference to the Employee and Director Plan, a copy of which is annexed hereto as Exhibit
A. Terms not otherwise defined in this summary shall have the meanings given to them in the text of the Employee and Director Plan.

SHARES AVAILABLE

     Under the Employee and Director Plan, a total of 1,000,000 shares of Common Stock are available to be issued upon exercise of options granted under the plan, subject to adjustment in the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization or other increase or reduction of the number of shares of Common Stock outstanding without the receipt of compensation in money, services or property.

     As of April 11, 1997, (i) options for the purchase of a total of 475,480 shares of Common Stock had been granted under the Employee and Director Plan (subject to stockholder approval) to 98 participants and options for 525,970 shares were available for issuance (which number includes 1,450 shares that were subject to options that have been cancelled); (ii) Michael Lerner, the Company's Chief Executive Officer, had been granted options to purchase 20,000 shares;
(iii) John J. Whyte, the Company's Executive Vice President, Planning and Control, had been granted options to purchase 50,000 shares; (iv) Stephen P. Orleans, the President of Safety 1st Home Products Canada Inc., had been granted options to purchase 35,000 shares; (v) Richard E. Wenz, the Company's President and Chief Operating Officer, had been granted options to purchase 250,000 shares; (vi) all current executive officers as a group had been granted options to purchase 355,000 shares; (vii) all current directors, who are not executive officers, as a group had been granted options to purchase 20,000 shares; and
(viii) all employees, including all current officers who are not executive officers, as a group had been granted options to purchase 120,480 shares. The granting of options under the Employee and Director Plan is discretionary, and the Company cannot now determine the number or types of options to be granted in the future to any particular person or group. The closing price on April 11, 1997, of one share of Common Stock on the Nasdaq Stock Market was $6.25.

PLAN DESCRIPTION

  Administration

     The Employee and Director Plan is administered by the Company's Board of Directors, which has delegated concurrent power with respect to the plan to the Stock Option Committee of the Board of Directors (the "Stock Option Committee"). For the purposes of this Plan Description, the term "Administrator" shall refer to the Board of Directors and the Stock Option Committee. Subject to the terms of the Employee and Director Plan, the Administrator has full power to select, from among those eligible, the participants who will be granted options and the terms and conditions of each option; to waive compliance by participants with the terms of option grants; to modify or amend option grants with the applicable participant's consent; to grant replacement options for options that have been canceled; to interpret the Employee and Director Plan and decide any questions and settle all controversies and disputes that may arise in connection therewith; and to amend and rescind rules and regulations for the administration of the Employee and Director Plan. All options granted to executive officers, directors and beneficial owners of more than ten percent (10%) of the Common Stock ("Section 16 Insider") will be awarded by the full Board of Directors or a committee composed of two or more Non-Employee Directors (as defined by the Rules and Regulations promulgated under Section 16 of

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

the Securities Exchange Act of 1934, as amended (the "Exchange Act")). Options granted to participants that are not Section 16 Insiders will be awarded by the Stock Option Committee or the Board of Directors. All determinations and actions of the Administrator with respect to the Employee and Director Plan will be conclusive and will bind all parties.

  Eligibility

     Employees, directors, advisors and consultants of the Company and its subsidiaries are eligible to receive options under the Employee and Director Plan, provided that Incentive Stock Options (as defined below) may be granted only to employees and to directors who are also employees. From among those who are eligible, the Administrator selects, in its sole discretion, those who will receive options under the plan. As of April 11, 1997, there were approximately 200 persons eligible to receive options under the plan, 180 of whom are employees of the Company.

  Options: Grants and Exercise

     The Employee and Director Plan permits the granting of options that qualify as incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and options that do not qualify as Incentive Stock Options ("Nonqualified Stock Options"). The exercise price of each option shall be determined by the Administrator, provided that the exercise price of an Incentive Stock Option may not be less than 100% of the fair market value of the shares on the date of grant (110% in the case of a person who owns stock possessing more than 10% of the voting power of all classes of stock of the Company or of any of its parents or subsidiaries (a "10% stockholder")). The "fair market value" on any given date means the last sale price at which the Common Stock is traded on such date as reported by the Nasdaq Stock Market.

     The term of each option shall be determined by the Administrator at the time of grant, provided that the latest date on which an option may be exercised will be the tenth anniversary (fifth anniversary, in the case of an Incentive Stock Option granted to a 10% stockholder) of the day immediately preceding the option grant. The Administrator determines at what time or times and under what conditions (including performance criteria) each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Administrator. The Administrator also determines, at the time of each option grant, the terms and conditions under which each option may be exercised in the event of a participant's death or in the event of a termination of a participant's relationship with the Company for a reason other than death, as more particularly described in the Employee and Director Plan (a "Status Change").

     The Administrator's general practice to date with respect to vesting of options granted to employees has been to provide for options to become exercisable in three equal installments six, eighteen and thirty months after the grant date. The options granted to date generally provide that in the event of a participant's death, vested options may be exercised only within one year following the date of death, and in the event of a Status Change, vested options may be exercised only within three months following the Status Change, except that an option will terminate immediately upon a Status Change that results from a discharge for cause which in the opinion of the Administrator casts such discredit on the participant as to justify immediate termination of the option.

     In order to exercise an option, a participant must provide written notice and full payment to the Company together with payment of any taxes. The option exercise price may be paid for by cash or check, and if permitted by the agreement evidencing the option, by promissory note, by shares of Common Stock outstanding for at least six months having a fair market value on the date of surrender equal to the aggregate exercise price of the shares, by an undertaking by a broker to deliver funds to the Company, by the withholding of shares of Common Stock deliverable upon exercise having a fair market value on the date of exercise at least equal to the exercise price, or by any combination of the permitted forms of payment. The Administrator may require that upon exercise of an option, certificates representing shares thereby acquired

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

bear an appropriate restrictive legend if the sale of the shares has not been registered under the Securities Act of 1933, as amended.

     Options may not be transferred by a participant other than by will or by the laws of descent and distribution, and are exercisable, during a participant's lifetime, only by such participant.

  Certain Corporate Transactions

     In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert or a consolidation or a merger where the Company is the surviving corporation but the stockholders of the Company immediately prior to such consolidation or merger do not own after such consolidation or merger shares representing fifty percent (50%) of the voting power of the Company, or in the event of the sale or transfer of substantially all the Company's assets or a dissolution or liquidation of the Company (a "covered transaction"), all outstanding options will terminate as of the effective date of the covered transaction, provided that the Administrator may make outstanding options exercisable in full prior to a covered transaction. With respect to an outstanding option held by a participant who, following the covered transaction, will be employed by or otherwise providing services to a corporation which is a surviving or acquiring corporation in such transaction or an affiliate of such a corporation, the Administrator may, in lieu of the action described above (but subject to prior contractual obligations), arrange to have such surviving or acquiring corporation or affiliate grant to the participant a replacement option.

  Amendment and Termination

     The Administrator may at any time or times amend the Employee and Director Plan or any outstanding option (except that the Administrator may not, without the consent of an option holder, take any action that would adversely affect the rights of such holder) for any purpose which may at the time be permitted by law, or may at any time terminate the Employee and Director Plan as to any further grants of options, provided that (except to the extent expressly required or permitted by the Employee and Director Plan) no such action will, without the approval of the Company's stockholders, effectuate a change for which stockholder approval is required in order for the plan to continue to qualify to grant Incentive Stock Options under Section 422 of the Code.

  Term of Plan

     Unless earlier terminated as a result of the failure of the Company's stockholders to approve the Employee and Director Plan, the Employee and Director Plan shall terminate (i) when the total amount of Common Stock with respect to which options may be granted shall have been issued upon the exercise of options, (ii) by action of the Administrator, or (iii) ten (10) years after the date of approval by the Company's Board of Directors (which was given on September 18, 1996), whichever shall occur first.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following summary generally describes the principal federal (not state or local) income tax consequences of options granted under the Employee and Director Plan. It is general in nature and is not intended to cover all tax consequences that may apply to an Employee and Director Plan participant or to the Company. The provisions of the Code and the regulations thereunder relating to these matters ("Treasury Regulations") are complex, and their impact in any one case may depend upon the particular circumstances. Each holder of an option under the Employee and Director Plan (referred to in this summary as a participant or an option holder) should consult the holder's own accountant, legal counsel or other financial advisor regarding the tax consequences of participation in the Employee and Director Plan. This discussion is based on the Code as currently in effect.

     If an option (whether an Incentive Stock Option or Nonqualified Stock Option) is granted to a participant in accordance with the terms of the Employee and Director Plan, no income will be recognized by such participant at the time the option is granted.

     Generally, on exercise of a Nonqualified Stock Option, the amount by which the fair market value of the shares of the Common Stock on the date of exercise exceeds the purchase price of such shares will be taxable to the participant as ordinary income, and, in the case of an employee, the Company will be required to withhold tax on the amount of income recognized by the employee upon exercise of a Nonqualified Stock Option. Such amount will be deductible for tax purposes by the Company in the year in which the participant recognizes the ordinary income. The disposition of shares acquired upon exercise of a Nonqualified Stock Option will result in capital gain or loss (long-term or short-term depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the Nonqualified Stock Option.

     Generally, on exercise of an Incentive Stock Option, an employee will not recognize any income and the employer will not be entitled to a deduction for tax purposes. However, generally the difference between the purchase price and the fair market value of the shares of Common Stock received ("Incentive Stock Option Shares") on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income, which may subject the employee to the alternative minimum tax ("AMT"). AMT is an alternative method of calculating income tax liability. An individual's federal income tax liability is equal to the greater of the AMT or the income tax liability computed under the ordinary method. In order to determine AMT, taxable income before personal exemptions is modified by certain additions and subtractions to arrive at alternative minimum taxable income ("AMTI"). One of these additions is the positive adjustment previously discussed resulting from the exercise of an Incentive Stock Option. The size of this positive adjustment and of the other required additions and subtractions relative to a participant's taxable income will determine whether there is an AMT liability. The AMT tax rate of 26% (28% for the portion of AMTI in excess of a certain base amount) is applied to AMTI less certain exemptions and adjustments, where applicable. If a participant is required to pay the AMT by reason of exercising an Incentive Stock Option, a portion of AMT may be available to offset regular tax liability in subsequent years.

     If an option is exercised through the use of Common Stock previously owned by the employee, such exercise generally will not be considered a taxable disposition of the previously owned shares, however, proposed treasury regulations would provide that if any previously owned Incentive Stock Option Shares are used to exercise an Incentive Stock Option and the holding period requirement for those shares is not satisfied at the time they are used to exercise an Incentive Stock Option, such use would constitute a disqualifying disposition of such previously owned Incentive Stock Option Shares, resulting in the recognition of ordinary income (but not any additional capital gain) in the amount described above. Otherwise, when previously owned Common Stock is used to exercise an Incentive Stock Option, in general (i) no gain or loss will be recognized with respect to such shares, (ii) the number of shares received that is equal in number to the shares surrendered will have a basis equal to the shares surrendered and, except for purposes of determining whether a disposition will be a disqualifying disposition, will have a holding period that includes the holding period of the shares exchanged, and (iii) any additional shares received will have a zero basis and will have a holding period that begins on the date of the exercise. If any of the shares received are disposed of before the applicable holding period for such shares has been met, the shares with the lowest basis will be deemed to be disposed of first and such disposition will be a disqualifying disposition giving rise to ordinary income as described above. If any otherwise qualifying Incentive Stock Option first becomes exercisable in any one year for shares having a fair market value, determined as of the date of the grant, in excess of $100,000, the portion of the option in respect of such excess shares will be treated as a Nonqualified Stock Option.

     Upon the disposition of the Incentive Stock Option Shares, the option holder will recognize long-term or short-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the purchase price of such shares. Generally, however, if the option holder disposes of the Incentive Stock Option Shares within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the employee will recognize ordinary income, and the Company will be entitled to a deduction for tax purposes for the taxable year in which the disqualifying disposition occurs, in the amount of the excess of the fair market value of the shares on the date of exercise over the purchase price (or, if less, the amount of the gain on sale). Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise of the Incentive Stock Option will ordinarily constitute capital gain.

ACCOUNTING TREATMENT

     Option grants to employees at 100% of fair market value will be accounted for under the intrinsic value method as prescribed in Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees" and related Interpretations. This method of accounting generally does not result in any charge to the Company's earnings, however, the Company must disclose in pro-forma statements to the Company's financial statements the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense. Option grants to non-employees will be accounted for in accordance with Statement of Financial Accounting Standard No. 123, "Accounting for Stock Based Compensation" which establishes a fair value based method of accounting for stock-based compensation. Whether or not granted at a discount, the number of outstanding options is a factor in determining the Company's earnings per share.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the stockholders vote "FOR" approval of the 1996 Employee and Director Stock Option Plan.

VOTE REQUIRED

     The affirmative vote of at least a majority of the votes cast on the matter is required to approve the 1996 Employee and Director Stock Option Plan.

PROPOSAL NO. 3 -- APPROVAL OF THE COMPANY'S 1996 NONQUALIFIED STOCK
                  OPTION PLAN

GENERAL

     The 1996 Nonqualified Stock Option Plan, as amended (the "Nonqualified Plan"), was adopted, subject to stockholder approval, by the Company's Board of Directors on September 18, 1996. The purposes of the Nonqualified Plan are to provide additional incentive to present and future directors, employees and other parties who may contribute to the success of the Company or its subsidiaries. The Nonqualified Plan provides, in general, for grants of options to acquire Common Stock to directors, employees, advisors, consultants, vendors, sales representatives, distributors, suppliers, business partners and service providers of the Company and its subsidiaries, and others who may contribute to the success of the Company or its subsidiaries. By encouraging stock ownership, the Company seeks to attract and retain on a continuing basis relationships with persons and entities of exceptional competence and seeks to furnish an added incentive for them to increase their efforts on behalf of the Company. The following is a summary of the Nonqualified Plan, which is qualified in its entirety by reference to the Nonqualified Plan, a copy of which is annexed hereto as Exhibit B. Terms not otherwise defined in this summary shall have the meanings given to them in the text of the plan.

SHARES AVAILABLE

     Under the Nonqualified Plan, a total of 500,000 shares of Common Stock are available to be issued upon exercise of options granted under the plan, subject to adjustment in the event of a subdivision or consolidation of the Common Stock or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of outstanding Common Stock, without receiving compensation therefor in money, services or property. As of April 11, 1997, options for the purchase of a total of 37,100 shares of Common Stock had been granted under the Nonqualified Plan (subject to stockholder approval of the plan) to 6 participants (none of whom was an employee or director of the Company) and options for 462,900 shares were available for issuance. The granting of options under the Nonqualified Plan is discretionary, and the Company cannot now determine the number or types of options to be granted in the future to any particular person or group. On April 11, 1997, the closing price of one share of Common Stock on the Nasdaq Stock Market was $6.25.

PLAN DESCRIPTION

  Administration

     The Nonqualified Plan is administered by the Company's Board of Directors, which has delegated concurrent power with respect to the plan to the Stock Option Committee of the Board of Directors. For the purposes of this Plan Description, the term "Administrator" shall refer to the Board of Directors and the Stock Option Committee. The Administrator determines the parties to whom options shall be granted and the number of shares of Common Stock covered by each option. Options granted to Section 16 Insiders will be awarded by the full Board of Directors or a committee composed of two or more Non-Employee Directors (as defined by the Rules and Regulations promulgated under Section 16 of the Exchange Act). Options granted to participants that are not Section 16 Insiders will be awarded by the Stock Option Committee or the Board of Directors. In addition, all questions of interpretation and application of the Nonqualified Plan, of options granted under the plan and of the value of shares of Common Stock subject to an option, are subject to the determination of the Administrator, which determination is final and binding.

  Eligibility

     Options under the Nonqualified Plan may be granted to directors, employees, advisors, consultants, vendors, sales representatives, distributors, suppliers, business partners and service providers of the Company and its subsidiaries, and others who may contribute to the success of the Company or its subsidiaries. The Administrator selects those eligible parties to whom options shall be granted in its sole discretion. As of

April 11, 1997, there were approximately 210 parties eligible to receive options under the plan, 180 of which are employees of the Company.

  Options: Grants and Exercise

     Options granted under the Nonqualified Plan will not qualify as Incentive Stock Options under Section 422 of the Code. The exercise price and the term (up to ten years) for each option is specified by the Administrator, in its discretion, at the time each option is granted. The Administrator also specifies upon granting an option the number of shares for which an option may be exercised at a particular time and such other conditions as the Administrator may determine. The Administrator's general practice to date with respect to the vesting of options has been to provide for options to become exercisable in three equal installments six, eighteen and thirty months after the grant date.

     Options granted to date under the Nonqualified Plan provide that (i) in the event that a participant ceases to be eligible to participate in the plan because of death or disability, vested options may be exercised only within one year following the date of such cessation, (ii) in the event that a participant ceases to be eligible to participate in the plan because of termination for cause or voluntary termination by the participant, the option shall terminate and not be exercisable after the date of such cessation; and (iii) in the event that a participant ceases to be eligible to participate in the plan for reasons other than items (i) or (ii) above, vested options may be exercised only within ninety days following the date of cessation.

     An option may be exercised by sending the Company written notice together with full payment and any tax or excise due. The option exercise price may be paid for by cash or check, and if permitted by the Administrator, by promissory note, shares of Common Stock outstanding for at least six months having a fair market value on the last business day preceding the date of exercise equal to the exercise price, an undertaking by a broker to deliver funds to the Company, the withholding of shares of Common Stock deliverable upon exercise having a fair market value on the date of exercise at least equal to the exercise price, or any combination of the permitted forms of payment. In the event that the shares issuable upon exercise of an option are not registered under the Securities Act of 1933, as amended, the Company may imprint an appropriate legend on the certificates representing the shares.

     Options may not be transferred by a participant other than by will or by the laws of descent and distribution, and are exercisable, during a participant's lifetime, only by such participant, unless otherwise permitted by the Administrator.

  Certain Corporate Transactions

     In the event that the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if there is a merger or consolidation where the Company is the surviving corporation but the stockholders of the Company immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing fifty percent of the voting power of the Company, or if the Company is liquidated, or sells or otherwise disposes of substantially all its assets to another corporation while unexercised options remain outstanding under the Nonqualified Plan, (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of such option, to receive, in lieu of shares of Common Stock, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation, liquidation, sale or disposition; (ii) the Administrator may accelerate the time for exercise of all unexercised and unexpired options to and after a date prior to the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, specified by the Administrator; or (iii) all outstanding options may be canceled by the Administrator as of the effective date of any such merger, consolidation, liquidation, sale or disposition provided that (x) notice of such cancellation shall be given to each option holder and (y) each option holder shall have the right to exercise such option to the extent exercisable or, if the Administrator shall have accelerated the time for exercise of all unexercised and unexpired options, in full during the 30-day period preceding the effective date of such merger, consolidation, liquidation, sale or disposition.

  Amendment and Termination

     The Administrator may modify, revise or terminate the Nonqualified Plan at any time and from time to time.

  Term of Plan

     Unless earlier terminated as a result of the failure of the Company's stockholders to approve the Nonqualified Plan, the Nonqualified Plan shall terminate (i) when the total amount of the Common Stock with respect to which options may be granted shall have been issued upon the exercise of options; (ii) by action of the Administrator; or (iii) ten (10) years after the date of approval by the Company's Board of Directors (which was given on September 18, 1996), whichever shall occur first.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The federal income tax consequences of options granted under the Nonqualified Plan are identical to the tax consequences pertaining to Nonqualified Stock Options discussed under "Proposal No. 2 -- Approval of the Company's 1996 Employee and Director Stock Option Plan -- Certain Federal Income Tax Consequences".

ACCOUNTING TREATMENT

     Option grants to employees at 100% of fair market value will be accounted for under the intrinsic value method as prescribed in Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees" and related Interpretations. This method of accounting generally does not result in any charge to the Company's earnings, however, the Company must disclose in pro-forma statements to the Company's financial statements the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense. Option grants to non-employees will be accounted for in accordance with Statement of Financial Accounting Standard No. 123, "Accounting for Stock Based Compensation" which establishes a fair value based method of accounting for stock-based compensation. Whether or not granted at a discount, the number of outstanding options is a factor in determining the Company's earnings per share.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the stockholders vote "FOR" approval of the 1996 Nonqualified Stock Option Plan.

VOTE REQUIRED

     The affirmative vote of at least a majority of the votes cast on the matter is required to approve the 1996 Nonqualified Stock Option Plan.

PROPOSAL NO. 4 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed Grant Thornton LLP as independent accountants for the Company to examine the Company's financial statements for the current fiscal year ending December 31, 1997, and recommends that the stockholders of the Company ratify that appointment. Grant Thornton LLP has served as the Company's independent accountants for all fiscal years since the fiscal year ended December 31, 1990 and has no relationship with the Company other than that arising from its employment as independent accountants. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

     It is intended that the proxies will be voted for the ratification of the appointment of such firm unless otherwise indicated. If the appointment is not ratified by the stockholders, the Board of Directors is not obligated to appoint other auditors, but the Board of Directors will give consideration to such unfavorable vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the stockholders vote "FOR" ratification of the appointment of Grant Thornton LLP as independent accountants for the Company.

VOTE REQUIRED

     The affirmative vote of at least a majority of the votes cast on the matter is required to ratify the appointment of Grant Thornton LLP as independent accountants for the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 11, 1997, certain information with respect to the shares of Common Stock "beneficially owned", as that term is defined by Rule 13d-3 under the Exchange Act, by (a) each person who is known by the Company to be the beneficial owner of 5% or more of the outstanding Common Stock, (b) each director and nominee for director of the Company, (c) each of the "Named Executive Officers" of the Company who are listed in the Summary Compensation Table below and (d) all directors and executive officers of the Company as a group. Except as otherwise indicated in the footnotes to the table, to the knowledge of the Company, the beneficial owners listed have sole voting and dispositive power as to all of the shares beneficially owned by them.

                                                                       SHARES OF
                                                                        COMMON
                          NAME AND ADDRESS                               STOCK       PERCENT OF
                          BENEFICIAL OWNER                             OWNED(1)      OUTSTANDING
---------------------------------------------------------------------  ---------     -----------
Michael Lerner(2)....................................................  2,990,667         41.6%
  c/o Safety 1st, Inc.
  210 Boylston Street
  Chestnut Hill, MA 02167
Michael S. Bernstein(3)..............................................    744,901         10.4%
  c/o Safety 1st, Inc.
  210 Boylston Street
  Chestnut Hill, MA 02167
Richard J. Caturano(4)...............................................    123,000          1.7%
  c/o Safety 1st, Inc.
  210 Boylston Street
  Chestnut Hill, MA 02167
John J. Whyte........................................................     50,000          *
  c/o Safety 1st, Inc.
  210 Boylston Street
  Chestnut Hill, MA 02167
Stephen P. Orleans...................................................     32,417          *
  c/o Safety 1st Home Products Canada, Inc.
  804 Deslauriers
  Ville St. Laurent, Quebec
  H4N 1X1, Canada
J.P. Morgan & Co. Incorporated(5)....................................    912,150         12.7%
  60 Wall Street
  New York, NY 10260
Curt R. Feuer........................................................     72,500          *
Robert J. Drummond...................................................     28,500          *
Laurence S. Levy.....................................................     22,500          *
Ronald J. Jackson....................................................     65,000          *
Mark Owens...........................................................     68,000          *
All directors and officers as a group (9 persons)(6).................  4,179,485         55.2%

---------------
 *  Represents beneficial ownership of less than 1%.

(1) Includes or represents, as the case may be, shares of Common Stock which the following named individuals have the right to acquire from the Company within 60 days after April 11, 1997 pursuant to outstanding stock options, as follows: Mr. Lerner -- 6,667; Mr. Caturano -- 123,000; Mr. Whyte -- 50,000; Mr. Orleans -- 32,417; Mr. Feuer -- 72,500; Mr. Drummond -- 27,500;
    Mr. Levy -- 22,500; Mr. Jackson -- 5,000.

(2) Mr. Lerner has shared dispositive powers with respect to 358,622 of such shares, which are pledged to certain parties to secure obligations of Mr. Lerner, as described under "Certain Relationships and Related Transactions".

(3) Mr. Bernstein has shared dispositive powers with respect to 6,761 of such shares, which are pledged to certain parties to secure obligations of Mr. Bernstein, as described under "Certain Relationships and Related Transactions".

(4) Includes 63,000 shares underlying options owned by Vitale, Caturano & Co., P.C., and Vitale, Caturano and Company (two business entities affiliated with Mr. Caturano), as to which shares Mr. Caturano has shared voting and dispositive powers.

(5) J. P. Morgan & Co. Incorporated has informed the Company that, as of April 2, 1997, it holds through its various subsidiaries beneficial interest in all such shares in a fiduciary capacity (with sole power to dispose of all such shares, and sole power to vote 572,700 of such shares).

(6) Includes shares of Common Stock which all executive officers and directors, as a group, have a right to acquire from the Company within 60 days after April 11, 1997 pursuant to outstanding stock options, namely: those shares referred to in footnote (1), with the exception of those attributable to Mr. Whyte (who is no longer an executive officer), as well as 100,000 shares deemed beneficially owned by Mr. Richard E. Wenz, who became an executive officer of the Company in February 1997 and who is not a "Named Executive Officer".

                                   MANAGEMENT

                  NAME                                       POSITION                     AGE
-----------------------------------------    -----------------------------------------    ---
Michael Lerner...........................    Chairman of the Board of Directors and       43
                                               Chief Executive Officer
Richard E. Wenz..........................    President and Chief Operating Officer        48
Michael S. Bernstein.....................    Executive Vice President                     54
Richard J. Caturano......................    Treasurer and Chief Financial Officer        44
Stephen P. Orleans.......................    President of Safety 1st Home Products        39
                                               Canada, Inc.
Curt R. Feuer............................    Clerk and Director                           50
Robert J. Drummond.......................    Director                                     53
Laurence S. Levy.........................    Director                                     40
Mark Owens...............................    Nominee for Director                         47

BUSINESS EXPERIENCE OF DIRECTORS AND NOMINEE FOR DIRECTOR AND EXECUTIVE OFFICERS

     Michael Lerner, a co-founder of the Company, has served as President, Chief Executive Officer and Chairman of the Board of Directors of the Company since its organization in 1984. From 1976 to 1984, Mr. Lerner served as Executive Vice President of Career Management Services, Inc., an executive placement service.

     Richard E. Wenz became the Company's President and Chief Operating Officer in February 1997. During 1995 and 1996, Mr. Wenz was a Partner with the Lucas Group, a strategy consulting firm in Boston, Mass. From 1992 to 1994, Mr. Wenz served as President and Chief Executive Officer of Professional Golf Corporation.

     Michael S. Bernstein has served as Executive Vice President of the Company since November 1992 and as a Director since March 1996. Mr. Bernstein joined the Company in 1986 as Vice President of Marketing. From 1984 to 1986, Mr. Bernstein served as Executive Vice President of Monterey Labs, an infant feeding manufacturer. From 1975 to 1984, he served in various capacities, including Vice President, with Sanitoy, Inc., a baby products manufacturer.

     Richard J. Caturano became the Company's Treasurer and Chief Financial Officer in March 1996. Mr. Caturano has been President and Chief Financial Officer of Vitale, Caturano & Co., P.C., a certified public accounting firm, since 1977, when he co-founded the firm.

     Stephen P. Orleans, President of Safety 1st Home Products Canada Inc. (the Company's wholly owned subsidiary located in Montreal, Canada), founded Orleans Juvenile Products Inc. in 1989 and as its President developed it into one of the leading distributors of juvenile products in Canada. Orleans Juvenile Products Inc. was acquired by the Company effective February 1996.

     Curt R. Feuer, Clerk and a Director of the Company since March 1993, is a member of the law firm of Kassler & Feuer, P.C. in Boston, Massachusetts, the Company's corporate counsel. Mr. Feuer has been practicing law for over twenty years specializing in the areas of taxation and business law.

     Robert J. Drummond, a Director of the Company since March 1993, has been the President and Chief Executive Officer of Epsilon Data Management, Inc., a subsidiary of American Express Travel Related Services Company, since March 1992. From February 1987 to March 1992, Mr. Drummond served as Senior Vice President of Epsilon Data Management, Inc.

     Laurence S. Levy, a Director of the Company since November 1993, has been Chairman of the Board of Directors of High Voltage Engineering Corporation, a diversified industrial manufacturing company, since November 1988. He has been Chief Executive Officer of High Voltage Engineering Corporation since May 1991. Since November 1987, Mr. Levy has been Chairman of Hyde Park Holdings, Inc., an investment firm with holdings in industrial manufacturing and warehousing enterprises.

     Mark Owens, nominee for director, has been President of Medo Industries, Inc., a manufacturer of consumer goods, since 1972. Mr. Owens has also been serving as Vice President of Quaker State Oil Corporation since October 1996, when it acquired Medo Industries, Inc.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors held a total of 21 meetings during 1996 (including 11 which were conducted by written consent). All incumbent directors attended at least 75 percent of those meetings, and of the committees of which they were members, that were held while they were serving on the board or such committee.

     The Audit Committee of the Board of Directors, which consists of Messrs. Jackson, Drummond and Levy, had 1 meeting during 1996. The Audit Committee recommends engagement of the Company's independent accountants and is primarily responsible for reviewing their performance and their fees and for reviewing and evaluating with the independent auditors and management the Company's accounting policies and its system of internal accounting controls.

     The Compensation Committee of the Board of Directors, which consists of Messrs. Feuer (who serves as Chair) and Drummond, met once during 1996. The Compensation Committee recommends to the Board of Directors the compensation of executive officers of the Company.

     The Stock Option Committee met 52 times during 1996 (in each case by written consent). The current members of the Stock Option Committee are Messrs. Lerner and Bernstein. The Stock Option Committee has in the past administered and made awards under the Company's 1993 Incentive and Non-Qualified Stock Option Plan and the 1993-A Employee and Director Stock Option Plan. It is expected that the Stock Option Committee will continue to administer and make awards to persons (except those who are executive officers, directors or 10% shareholders) under the Company's 1996 Employee and Director Stock Option Plan and the Company's 1996 Nonqualified Stock Option Plan.

     The Company has no nominating committee.

TERMS OF OFFICE OF DIRECTORS AND OFFICERS

     All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Officers of the Company hold office until the first meeting of directors following the next annual meeting of stockholders, and in the case of the President, Treasurer and Clerk, until their successors are chosen and qualified.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Exchange Act, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Specific due dates for these reports have been established, and the Company is required to report in this Proxy Statement any failure to file by these dates during or with respect to 1996.

     Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during 1996, all of these filing requirements were satisfied by its directors, executive officers and ten percent holders except as follows:
David de Rozarieux and Stephen Orleans inadvertently were late in filing their respective Form 3 (Initial Statement of Beneficial Ownership) upon becoming an executive officer of the Company; and John J. Whyte inadvertently failed to file a Form 3 upon being named an executive officer of the Company (at which time he owned no holdings to report) but timely filed a Form 5 in February 1997 to state his holdings as of that date.

                            EXECUTIVE COMPENSATION;
             BOARD OF DIRECTORS COMPENSATION; CERTAIN ARRANGEMENTS

EXECUTIVE COMPENSATION

     The following table sets forth the compensation earned, by the Company's Chief Executive Officer and the four other highest-paid executive officers whose salary and bonus for the 1996 fiscal year were in excess of $100,000, for services rendered in their executive capacities to the Company and its subsidiaries for each of the last three fiscal years. No executive officer who would have otherwise been includable in such table on the basis of salary and bonus earned for the 1996 fiscal year has been excluded by reason of his or her termination of employment or change in executive status during that fiscal year. The individuals included in the table are collectively referred to as the "Named Executive Officers".

                           SUMMARY COMPENSATION TABLE

                                                                             LONG TERM
                                                                            COMPENSATION
                                                                            ------------
                                                                               AWARDS
                                                                            ------------
                                                                             SECURITIES
                                                   ANNUAL COMPENSATION       UNDERLYING      ALL OTHER
                                                  ----------------------      OPTIONS/        COMPEN-
      NAME AND PRINCIPAL POSITION        YEAR     SALARY($)     BONUS($)     SAR(S)(#)       SATION($)
---------------------------------------  -----    ---------     --------    ------------    -----------
Michael Lerner.........................  1996      300,000         0           20,000           --
  Chief Executive Officer                1995      300,000         0             --             --
                                         1994      275,000         0             --             --

Michael S. Bernstein...................  1996      175,000         0             --             --
  Executive Vice                         1995      161,538         0             --             --
  President                              1994      135,000         0             --             --

Richard J. Caturano(1).................  1996      134,038         0           60,000           --
  Chief Financial Officer                1995        N/A          N/A           N/A             N/A
                                         1994        N/A          N/A           N/A             N/A

John J. Whyte(2).......................  1996      68,654        58,000        50,000       186,536(3)
  Executive Vice                         1995        N/A          N/A           N/A             N/A
  President, Planning and                1994        N/A          N/A           N/A             N/A
  Control

Stephen P. Orleans(4)..................  1996      95,456         0(5)         20,000           --
  President, Safety 1st                  1995        N/A          N/A           N/A             N/A
  Home Products                          1994        N/A          N/A           N/A             N/A
  Canada, Inc.

---------------
(1) Mr. Caturano became an executive officer of the Company in 1996. Amounts exclude payments made and options granted to entities affiliated with Mr. Caturano. See "Certain Relationships and Related Transactions".

(2) Mr. Whyte became an executive officer of the Company in 1996. Amounts exclude payments made directly to an entity affiliated with Mr. Whyte prior to Mr. Whyte becoming an employee of the Company. See "Certain Relationships and Related Transactions".

(3) Amount consists of $145,500 accrued during 1996 for severance payments provided for in Mr. Whyte's Employment Agreement as a result of Mr. Whyte's termination of employment with the Company, and $41,036 paid by the Company for consulting services rendered by Mr. Whyte as a consultant with Vitale, Caturano & Co., P.C. prior to Mr. Whyte becoming an employee of the Company.

(4) Mr. Orleans became an executive officer of the Company in 1996. Amounts exclude consideration received in connection with the Company's acquisition of Orleans Juvenile Products Inc. See "Certain Relationships and Related Transactions".

(5) In lieu of a guaranteed minimum bonus of approximately US$25,000 due Mr. Orleans under his employment agreement in respect of 1996, Mr. Orleans agreed to accept options to acquire 25,000 shares of Common Stock, which were awarded to him on April 1, 1997 at an exercise price of $6.00 per share.

     The following table sets forth information with respect to the stock option grants made during the last completed fiscal year to each of the Named Executive Officers. No stock appreciation rights were granted to the Named Executive Officers during the fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                       POTENTIAL REALIZED
                                           INDIVIDUAL GRANTS(1)                         VALUE AT ASSUMED
                        ----------------------------------------------------------           ANNUAL
                        NUMBER OF                                                        RATES OF STOCK
                        SECURITIES    PERCENT OF TOTAL                                    APPRECIATION
                        UNDERLYING   OPTIONS GRANTED TO   EXERCISE                     FOR OPTION TERM(8)
                         OPTIONS        EMPLOYEES IN        PRICE       EXPIRATION     -------------------
         NAME           GRANTED(#)     FISCAL YEAR(2)     ($/SHARE)        DATE           5%        10%
----------------------  ----------   ------------------   ---------     ----------     --------   --------
Michael Lerner........    20,000             5.3%            9.00       10/15/2006     $113,400   $286,200
Michael S.
  Bernstein...........         0              --               --               --           --         --
Richard J.
  Caturano(3).........    30,000             7.9%            6.50(4)    02/22/2006      115,050    310,050
                          30,000             7.9%            6.50(5)    04/01/2006      115,050    310,050
John J. Whyte.........    50,000            13.2%            8.50       04/30/2002      267,750    675,750
Stephen P. Orleans....       750             0.2%            6.50(6)    03/31/2003        3,071      7,751
                          10,000             2.6%            6.50(7)    03/15/2006       40,950    103,350
                          10,000             2.6%            9.00       10/15/2006       56,700    143,100

---------------

(1) When granted, each option had a term of ten years and, except as noted in the next following sentence, vests in three equal installments six, eighteen and thirty months after the date of grant. The option to purchase 30,000 shares granted to Mr. Caturano that expires on February 22, 2006, vested in two equal installments on August 22, 1996, and February 22, 1997; the option to purchase 30,000 shares granted to Mr. Caturano that expires on April 1, 2006, vested in full on October 1, 1996; the option to purchase 750 shares granted to Mr. Orleans that expires on March 31, 2003, vested in two equal installments on September 30, 1993, and March 31, 1994; the option to purchase 50,000 shares granted to Mr. Whyte vested on September 19, 1996, with respect to 20,000 shares, and on October 1, 1996, with respect to 5,000 shares, and will be fully vested on April 30, 1997. The initial exercise price for each option is the fair market value of the Common Stock on the date of grant. Other footnotes to the above chart set forth information regarding changes to the exercise prices. The option exercise period may be reduced in the event of death, disability or other termination of service to the Company, and such period may also be reduced, and the time at which options become exercisable may be accelerated, upon changes in control or other fundamental corporate changes.

(2) The number of options granted to all employees used in this calculation does not consider options granted in prior years but repriced in 1996.

(3) Does not include options granted to entities affiliated with Mr. Caturano. See "Certain Relationships and Related Transactions".

(4) Originally granted in February 1996 at $12.75 per share; repriced on July 30, 1996.

(5) Originally granted in April 1996 at $13.88 per share; repriced on July 30, 1996.

(6) Originally granted in March 1993 at $12.00 per share; repriced on July 30, 1996.

(7) Originally granted in March 1996 at $14.50 per share; repriced on July 30, 1996.

(8) The option term used to calculate potential realized value is the term commencing with the original grant date, even if an option was subsequently repriced; the option price used is the "Exercise Price" stated in the table. There is no assurance provided to any executive officer or any other holder of the Common Stock that the actual stock price appreciation over any term will be the assumed 5% or 10% rates of compounded stock price appreciation or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

     The following table sets forth each exercise of stock options during the last completed fiscal year by each of the Named Executive Officers and the fiscal year-end value of unexercised options:

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FISCAL YEAR-END VALUES

                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                SHARES                      UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                              ACQUIRED ON      VALUE      OPTIONS AT FISCAL YEAR END      FISCAL YEAR-END ($)(2)
                               EXERCISE      REALIZED     ---------------------------   ---------------------------
            NAME                  (#)           ($)       EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------------  -----------   -----------   -----------   -------------   -----------   -------------
Michael Lerner..............       0          --                  0         20,000        $     0        $25,000
Michael S. Bernstein........       0          --                  0              0              0              0
Richard J. Caturano(1)......       0          --             60,000              0        225,000              0
John J. Whyte...............       0          --             25,000         25,000         43,750         43,750
Stephen P. Orleans..........       0          --              4,083         16,667         15,311         76,501

---------------

(1) Does not include options owned by entities affiliated with Mr. Caturano. See "Certain Relationships and Related Transactions".

(2) Based upon the market price of $10.25 per share, which was the closing selling price per share of the Common Stock on the Nasdaq Stock Market on the last day of the 1996 fiscal year, less the option exercise price payable per share.

     The Company's Stock Option Committee believes that the future growth and success of the Company is dependent upon, and the best interests of the Company and its Stockholders are served by, the Company's ability to attract, retain and motivate its officers and employees consistent with the interests of its Stockholders, and that the Company's stock option plans are an important factor in achieving these goals. During June and July of 1996, the market price of the Company's Common Stock declined significantly. One effect of the depressed market price of the Common Stock was the substantial differential between the equity based incentives being realized by longer term employees with those expected to be provided to newly hired persons. The Stock Option Committee felt it was important to restore incentives and motivation for the Company's employees and other grantees who are in a position to assist the Company to meet its growth and profitability objectives, and to achieve consistency between awards granted to long term employees and newly hired persons, by lowering the exercise price of the options. Consequently, on July 30, 1996, the Committee, consisting of Messrs. Lerner and Bernstein, neither of whom held any stock options at the time, concluded that it was consistent with these goals and in the best interests of the Company to decrease the exercise price of substantially all outstanding stock options grants. The following table sets forth all repricings of options held by any executive officer of the Company during the last four completed fiscal years (namely, all years that the Company was a reporting company pursuant to Section 13(a) or 15(d) of the Exchange Act).

                                            STOCK OPTION COMMITTEE

                                            Michael Lerner
                                            Michael S. Bernstein

                          FOUR-YEAR OPTIONS REPRICINGS

                                                              MARKET
                                                             PRICE OF     EXERCISE                   LENGTH OF
                                            NUMBER OF        STOCK AT     PRICE AT                    ORIGINAL
                                            SECURITIES        TIME OF      TIME OF                  OPTION TERM
                                            UNDERLYING       REPRICING    REPRICING                 REMAINING AT
                                           OPTIONS/SARS         OR           OR                       DATE OF
                                           REPRICED OR       AMENDMENT    AMENDMENT   NEW EXERCISE  REPRICING OR
          NAME                DATE         AMENDED (#)          ($)          ($)       PRICE ($)     AMENDMENT
------------------------ -------------- ------------------  -----------  -----------  ------------  ------------
Michael Lerner..........                           0              --           --           --      --
  Chief Executive
  Officer
Michael S. Bernstein....                           0              --           --           --      --
  Executive Vice
  President
Richard J. Caturano..... July 30, 1996        30,000            6.50        12.75         6.50      9.7 years
  Chief Financial        July 30, 1996        30,000            6.50        13.88         6.50      9.8 years
  Officer
John J. Whyte...........                           0              --           --           --      --
  Executive Vice
  President, Planning
  and Control
Stephen P. Orleans...... July 30, 1996           750            6.50        12.00         6.50      6.8 years
  President, Safety 1st  July 30, 1996        10,000            6.50        14.50         6.50      9.8 years
  Home Products
  Canada, Inc.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Curt R. Feuer and Robert J. Drummond served as members of the Company's Compensation Committee during 1996. Mr. Feuer, Clerk and a director of the Company, is a member of the law firm of Kassler & Feuer, P.C. in Boston, Massachusetts, corporate counsel to the Company. Kassler & Feuer, P.C. was paid approximately $829,800 during 1996 in fees for services rendered to the Company.

EMPLOYMENT AGREEMENTS AND ARRANGEMENTS WITH NAMED EXECUTIVE OFFICERS

     In April 1993, the Company entered into five-year employment agreements with each of Michael Lerner and Michael S. Bernstein, pursuant to which Messrs. Lerner and Bernstein are employed as Chief Executive Officer and Executive Vice President, respectively, and have agreed to devote their full time and efforts to the Company. Under the agreements, the Company has agreed to pay Messrs. Lerner and Bernstein base salaries of $275,000 and $135,000, respectively, subject to increase in future years at the discretion of the Board of Directors. The employment agreements further provide for bonuses to Messrs. Lerner and Bernstein in each year of such amounts as may be determined at the discretion of the Board of Directors, but not to exceed the amount of the respective employee's base salary for such year. Each agreement also prohibits the employee from competing with the Company for a period of three years after termination of employment.

     On March 16, 1996, the Company entered into a two-year employment agreement with Mr. Caturano, pursuant to which Mr. Caturano is employed as the Company's Chief Financial Officer and Treasurer. The agreement provides for Mr. Caturano's base salary to be $170,000, subject to increase in future years at the discretion of the Board of Directors. Mr. Caturano's employment agreement further provides for bonuses in each year in such amounts as may be determined at the discretion of the Board of Directors, but not to exceed the amount of his base salary for such year. The agreement further provides for Mr. Caturano to receive a severance payment equal to eighteen months' base salary upon the Company's termination of his employment without cause or Mr. Caturano's voluntary termination of his employment due to a change in control of the Company's ownership. The Company is further obligated to pay Mr. Caturano's estate a payment of 18 months' base salary in the event that his employment shall terminate as a result of his death. The agreement prohibits Mr. Caturano from competing with the Company for a period of two years after the termination of his employment. Under his arrangement with the Company, Mr. Caturano will continue a limited employment relationship with Vitale, Caturano & Co., P.C. ("VCC"), a certified public accounting firm of which he is a principal owner, and will provide VCC with continuing administrative leadership which will enable

Mr. Caturano to retain certain employee benefits through that firm which are not available through the Company. Management of the Company believes that such a continued relationship will have no adverse effect on the Company.

     Effective June 1996, the Company entered into a one-year employment agreement with John J. Whyte, pursuant to which Mr. Whyte was employed as Executive Vice President, Planning and Control. The agreement provides for a base salary of $170,000 and for a guaranteed bonus of $100,000, plus such additional amount as may be determined by the Board of Directors in its discretion, and reimbursement for living expenses up to $2,000 per month. The agreement further provides for Mr. Whyte to receive a severance payment equal to nine months of base salary and living expenses and the pro rata portion of his bonus, upon either: (i) the termination of his employment by the Company without cause; or (ii) his resignation in the event that Mr. Lerner ceases to be Chief Executive Officer or President or Mr. Whyte's duties or title substantially change. The agreement also prohibits Mr. Whyte from competing with the Company for a period of eighteen months after the termination of his employment. In December 1996, the Company and Mr. Whyte agreed that with the anticipated hiring of a new President and Chief Operating Officer, his duties would be substantially different, and as a result, his employment would terminate upon completion of certain projects. His termination date is expected to be April 30, 1997.

     On February 1, 1996, the Company's subsidiary, Safety 1st Home Products Canada Inc. ("Safety 1st Canada"), entered into a five-year employment agreement with Stephen Orleans, pursuant to which Mr. Orleans is employed as the Chief Executive Officer of Safety 1st Canada, and has agreed to devote his full time and efforts to Safety 1st Canada. Under the agreement, Safety 1st Canada has agreed to pay Mr. Orleans a base salary of Canadian $135,000, subject to increase in future years at the discretion of Safety 1st Canada's Board of Directors. The employment agreement further provides for bonuses to Mr. Orleans in each year in such amounts as may be determined at the discretion of Safety 1st Canada's Board of Directors (with a guaranteed minimum bonus of Canadian $35,000 in 1996), but not to exceed the amount of his base salary for such year. The agreement further provides for Mr. Orleans to receive a severance payment upon termination of his employment without cause, as follows: (i) if terminated during the first year of the agreement, continued payment of 100% of his base salary for the remainder of the first year, and 50% of his base salary for the remaining term of the agreement; or (ii) if terminated on or after February 1, 1997, continued payment of 50% of his base salary for the remaining term of the agreement.

BOARD OF DIRECTORS COMPENSATION

     Directors who are not full-time employees of the Company receive a fee of $500 for each Board meeting attended and $250 for each Committee meeting not held on the same day as a Board meeting. Directors are entitled to receive reimbursement for traveling costs and other out-of-pocket expenses incurred in attending Board and Committee meetings. Additionally, non-employee directors are eligible to participate in the stock option plans of the Company.

     In August 1996, Mr. Ronald Jackson was granted options to purchase 10,000 shares of Common Stock exercisable at $7.25 per share. Mr. Feuer was granted options to purchase shares of Common Stock as follows: February 1996 -- 7,500 shares at $12.75 per share; July 1996 -- 15,000 shares at $6.50 per share; and September 1996 -- 20,000 shares at $8.80 per share.

     In July 1996, in response to a decline in the price of the Company's Common Stock, the Stock Option Committee elected to reprice outstanding option grants held at the time by substantially all Company employees to $6.50 per share. At the same time, options held by the four non-employee directors, as follows, were also repriced to $6.50 per share:

                                    DIRECTOR                              NO. OF SHARES
        ----------------------------------------------------------------  -------------
        Robert J. Drummond..............................................      27,500
        Curt R. Feuer...................................................      55,000
        Laurence S. Levy................................................      22,500
        Ronald J. Jackson...............................................      10,000

     Options granted to non-employee directors typically are granted at the market price on the date of grant and vest in two equal installments, six months and twelve months after the grant date, if the director continues to serve on the Board of Directors on each of such dates.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In connection with the Company's refinancing of its credit facility, Michael Lerner, the Chief Executive Officer and a director of the Company, entered into a Limited Guaranty in favor of the Company's lender, pursuant to which Mr. Lerner is liable for up to $10,500,000 of the Company's obligations to its lender. Mr. Lerner's obligations under the Limited Guaranty may be reduced by (1) $4,500,000 in the event Mr. Lerner purchases at least $4,500,000 of the Company's Common Stock and (2) 50% of the amount of the proceeds of any private placement of the Common Stock with a person other than Mr. Lerner, provided that the aggregate reduction of Mr. Lerner's liability under this second event shall not exceed $2,500,000. In either of the foregoing events, the proceeds of the stock sales must be applied to pay down the outstanding balance of the Company's term loan with its lender. Mr. Lerner has fully secured his guaranty obligations with a pledge of U.S. Treasury securities and 331,579 shares of his stock of the Company.

     Mr. Lerner and Michael Bernstein, Executive Vice President and a director of the Company, have agreed to pay in the aggregate $300,000 to the former lenders of the Company as part of the consideration for the former lenders' agreement to sell at discount their loans with the Company to the Company's current lender. The obligations of Messrs. Lerner and Bernstein to the Company's former lenders are payable over five years and are secured by a pledge of 27,043 shares and 6,761 shares, respectively, of their stock in the Company.

     Richard J. Caturano, Chief Financial Officer of the Company, is a principal owner of Vitale, Caturano & Co., P.C. ("VCC"), a certified public accounting firm. During 1996, VCC, through its employees and certain independent contractors, provided services to the Company in connection with the Company's acquisitions of subsidiaries and accounting, business, tax and other matters. VCC was paid, in the aggregate, approximately $1,957,000 in 1996 in fees for services rendered and expenses. Of this amount, approximately $253,000 represented reimbursement to VCC for fees and expenses paid by VCC to independent contractors arranged by VCC on behalf of the Company. During 1996 the Company issued and repriced certain options to acquire shares of the Company's Common Stock to VCC and to an affiliate of VCC (Vitale, Caturano & Company, a partnership of which Mr. Caturano is a principal owner) as follows: options to purchase 3,000 shares granted to VCC in December 1994, were repriced to an exercise price of $6.50 per share; options to purchase 30,000 shares granted to Vitale, Caturano & Company in October 1995 were repriced to $6.50 per share on July 30, 1996; and options to purchase 30,000 shares granted to Vitale, Caturano & Company in February, 1996 were repriced to an exercise price of $6.50 per share on July 30, 1996. The Company anticipates that VCC will continue to provide accounting and consulting services to the Company during 1997. Management believes that such transactions were and will be negotiated on an arms-length basis and on terms no less favorable to the Company than terms available from unrelated parties for comparable services.

     John J. Whyte, the Company's Executive Vice President, Planning and Control during 1996 is sole stockholder of WPCE Corporation ("WPCE"). Prior to becoming an employee of the Company Mr. Whyte, as an employee of WPCE, provided consulting services to the Company on an independent contract basis and was paid $78,045 in fees for such services. These amounts are in addition to amounts paid by the Company for consulting services rendered by Mr. Whyte which are described in footnote number (3) to the Summary Compensation Table appearing on page 16. All such services ceased when Mr. Whyte became an employee of the Company.

     Stephen P. Orleans, President of the Company's wholly owned subsidiary Safety 1st Home Products Canada, Inc., was sole stockholder of Orleans Juvenile Products Inc. when it was acquired by the Company effective February 1, 1996. Mr. Orleans received an aggregate consideration of US $2,750,000 for the sale of his business, of which amount, $1,100,000 was paid in cash at the closing, and the balance of $1,650,000 was paid by three promissory notes as follows:
$825,000 payable (and paid) on March 15, 1997; $375,000 payable March 15, 1998;
and $450,000 payable March 15, 1999, subject to right of set off by the Company, based on any breach of any representation or warranty made by Mr. Orleans in the Acquisition Agreement. Prior to the acquisition, Orleans Juvenile Products Inc. was the Company's exclusive distributor in Canada.

     Curt R. Feuer, Clerk and a director of the Company, is a member of the law firm of Kassler & Feuer, P.C., corporate counsel to the Company. See "Compensation Committee Interlocks and Insider Participation."

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee has the responsibility for recommending to the Board of Directors the compensation of the executive officers of the Company. The Compensation Committee believes that the compensation provided to executive officers of the Company must be competitive for the Company to attract and retain highly qualified and experienced employees. Generally, it believes that its salaries and annual bonuses should be positioned within the range of compensation levels for comparable positions and responsibilities in the market taking into account the Company's performance, including the level of Company revenues and earnings, rate of shareholder return and return on equity, and that the individual salaries and bonuses may be higher or lower based on the qualification and experience of the individual.

     Each of the individuals who served as an executive officer of the Company at the beginning of 1996 (namely, Messrs. Lerner and Bernstein) were subject to a five year employment agreement with the Company entered into in April 1993, in contemplation of the Company's initial public offering. The base salaries of these two executive officers specified by the terms of their employment agreements were $275,000 for Mr. Lerner and $135,000 for Mr. Bernstein. Each of the employment agreements provide that such base salaries are subject to increase in future years at the discretion of the Board of Directors and that bonuses may be paid to each of the executive officers for each year in such amounts as may be determined at the discretion of the Board of Directors but limited to the amounts of the respective base salary for such year. In view of the employment agreements to which these two executive employees are parties, and based upon the Committee's review of the criteria described above, neither Mr. Lerner nor Mr. Bernstein received an increase in base salary for 1996, and no bonuses in respect of 1996 were awarded. In October 1996, the Company's Board of Directors awarded Mr. Lerner 20,000 options to acquire the Company's Common Stock at an exercise price of $9 per share. The award was made in recognition of Mr. Lerner's undertaking to personally guaranty a portion of the Company's obligations to its lenders under the then existing credit facility.

     During 1996, the Company entered into employment agreements with certain newly hired executive officers. The agreement with Mr. Stephen Orleans was negotiated primarily by Michael Lerner, as the Company's Chief Executive Officer, in connection with the acquisition of Orleans Juvenile Products Inc. In April 1997, the Board of Directors awarded Mr. Orleans options to acquire 25,000 shares of Common Stock at an exercise price of $6.00 in lieu of a minimum cash bonus of approximately US$25,000 due him in respect of 1996 under his employment agreement. The employment agreements with Messrs. Caturano and Whyte were also negotiated primarily on behalf of the Company by Michael Lerner, and were in each case structured to attract the executive to accept the offer made by the Company and to motivate him to take necessary actions to benefit the Company and its Stockholders. The Committee believes that the terms of all such agreements and the actions by the Board of Directors noted above were justified and that they conform to the executive compensation criteria described above.

                                          COMPENSATION COMMITTEE

                                          Curt R. Feuer, Chair
                                          Robert J. Drummond

                               PERFORMANCE GRAPH

     Set forth below is a graph comparing cumulative total stockholder returns of the Company; the CRSP Total Return Index for The Nasdaq Stock Market (US), comprising all domestic common shares traded on the Nasdaq National Market and the Nasdaq Small Cap Market; and a self-determined peer group of 9 companies. The graph assumes $100 invested in the Company on April 14, 1993 (the effective date of the registration of the initial public offering of shares of the Company's Common Stock under the Securities Act of 1933) and in each of the indices and assumes that any dividends were reinvested.

                                                           Nasdaq Stock
        Measurement Period                                  Market (US        Self-Determined
      (Fiscal Year Covered)          Safety 1st, Inc.       Companies)          Peer Group
          4/14/93                         100.00               100.00             100.00
          12/31/93                        262.60               115.60             108.30
          12/30/94                        236.40               113.00             103.80
          12/29/95                        119.20               159.70             121.40
          12/31/96                         82.80               196.50             138.20

COMPANIES IN THE SELF-DETERMINED PEER GROUP

HASBRO INC.                                                    HUFFY CORP.
KIDDIE PRODUCTS INC.                                           MATTEL INC.
NEWELL COMPANY                                                 RUBBERMAID INC.
RUSS BERRIE & CO.                                              SWING N SLIDE CORP.
GYMBOREE CORP.

NOTES:

A. The lines represent index levels derived from compounded daily returns that include all dividends.

B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

C. If the last day of the interval is not a trading day, the preceding trading day is used.

D. The index level for all series was set to 100.0 on 4/14/93.

                              FINANCIAL STATEMENTS

     The Company's audited financial statements for the fiscal year ended December 31, 1996 and certain other related financial and business information of the Company are contained in the Annual Report to Stockholders mailed with this Proxy Statement.

                     PROPOSALS FOR THE NEXT ANNUAL MEETING

     Proposals of stockholders intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company at its principal executive offices (210 Boylston Street, Chestnut Hill, Massachusetts 02167) not later than December 29, 1997 in order to be considered for inclusion in the Company's proxy statement and form of proxy.

     Your cooperation in giving this matter your immediate attention and in returning your Proxy Card promptly will be appreciated.


                                          /s/ Curt R. Feuer

                                          Curt R. Feuer
                                          Clerk

April 28, 1997

                                                                       EXHIBIT A

                                SAFETY 1ST, INC.

                  1996 EMPLOYEE AND DIRECTOR STOCK OPTION PLAN

1.  PURPOSE

     The purpose of this Stock Option Plan (the "Plan") is to advance the interests of Safety 1st, Inc. (the "Company") by enhancing its ability to attract and retain employees, directors, advisors and consultants of the Company and its subsidiaries through ownership of shares of the Company's common stock, $.01 par value per share ("Stock").

     The Plan is intended to accomplish these goals by enabling the Company to grant incentive stock options ("Incentive Stock Options"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and options that do not qualify as Incentive Stock Options ("Nonstatutory Stock Options")(Incentive Stock Options and Nonstatutory Stock Options are hereafter individually referred to as an "Option" and collectively referred to as "Options").

2.  ADMINISTRATION

     The Plan will be administered by the Company's Board of Directors (the "Board"). The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee (the "Committee"), in which event all references (as appropriate) to the Board hereunder shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

     The Board will have authority, not inconsistent with the express provisions of the Plan and in addition to other authority granted under the Plan, to (a) grant Options at such time or times as it may choose; (b) determine the size of each Option, including the number of shares of Stock subject to the Option; (c) determine the terms and conditions of each Option; (d) waive compliance by a Participant (as defined below) with any obligations to be performed by the Participant under an Option and waive any term or condition of an Option; (e) amend or cancel an existing Option in whole or in part (and if an Option is canceled, grant another Option in its place on such terms as the Board shall specify), except that the Board may not, without the consent of the holder of an Option, take any action under this clause with respect to such Option if such action would adversely affect the rights of such holder; (f) prescribe the form or forms of instruments that are required or deemed appropriate under the Plan, including any written notices and elections required of Participants, and change such forms from time to time; (g) adopt, amend and rescind rules and regulations for the administration of the Plan; and (h) interpret the Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations and actions of the Board, and all other determinations and actions of the Board made or taken under authority granted by any provision of the Plan, will be conclusive and will bind all parties. Nothing in this Section shall be construed as limiting the power of the Board to make adjustments under Section 7.3 or Section 8.6.

3.  EFFECTIVE DATE AND TERM OF PLAN

     The Plan will become effective upon its adoption by the Company's full Board of Directors (the "Effective Date"), provided that the Company's stockholders shall approve the Plan within twelve (12) months after the Effective Date. Options may be granted prior to stockholder approval provided that the Options will be subject to such approval and will not be exercisable until such approval is granted. If the Company's stockholders do not approve the Plan within the 12-month period, the Plan and all Options granted under the Plan shall terminate and be of no further force or effect.

     Unless earlier terminated as a result of the failure of the Company's stockholders to approve the Plan as provided above, the Plan shall terminate (i) when the total amount of Stock with respect to which Options may be granted shall have been issued upon the exercise of Options, (ii) by action of the Board pursuant to Section 9 hereof, or (iii) ten (10) years after the Effective Date, whichever shall occur first.

     No Options may be granted under the Plan after its termination, but Options previously granted may extend beyond that date.

4.  SHARES SUBJECT TO THE PLAN

     Subject to the adjustment as provided in Section 8.6 below, the aggregate number of shares of Stock that may be delivered under the Plan will be one million (1,000,000). If any Option terminates or expires without having been exercised in full, the number of shares of Stock as to which such Option was not exercised will be available for future grants.

     Stock delivered under the Plan may be either authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock will be delivered under the Plan.

5.  ELIGIBILITY AND PARTICIPATION

     Employees ("Employees"), directors, advisors and consultants of the Company and its subsidiaries shall be eligible to receive Options and participate under the Plan ("Participants"), provided that Incentive Stock Options may only be granted to employees and to directors who are also employees. A "subsidiary" for purposes of the Plan means any corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock, as more particularly defined in Section 424(f) of the Code.

6.  GRANT OF OPTIONS

     6.1.  NATURE OF OPTIONS

     An Option is an agreement entitling the recipient on exercise thereof to purchase Stock at a specified exercise price. Both Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.

     6.2.  EXERCISE PRICE

     The exercise price of an Option will be determined by the Board subject to the following:

          (a) The exercise price of an Incentive Stock Option shall not be less than 100% (110% in the case of an Incentive Stock Option granted to a ten-percent shareholder) of the fair market value of the Stock subject to the Option, determined as of the time the Option is granted. A "ten-percent shareholder" is any person who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of
     Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its parents or subsidiaries.

          (b) In no case may the exercise price paid for Stock which is part of an original issue of authorized Stock be less than the par value per share of the Stock.

          (c) The Board may reduce the exercise price of an Option at any time after the time of grant, but in the case of an Option originally awarded as an Incentive Stock Option, only with the consent of the Participant.

     6.3.  DURATION OF OPTIONS

     The latest date on which an Option may be exercised will be the tenth anniversary (fifth anniversary, in the case of an Incentive Stock Option granted to a ten-percent shareholder) of the day immediately preceding the date the Option was granted, or such earlier date as may have been specified by the Board at the time the Option was granted.

     6.4.  EXERCISE OF OPTIONS

     An Option will become exercisable at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which all or any part of the Option may be exercised. Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (a) any documents required by the Board and (b) payment in full in accordance with Section 6.7 below for the number of shares for which the Option is exercised.

     6.5.  OPTIONS TO PERSONS SUBJECT TO SECTION 16

     The Board may take any action it deems necessary to comply with Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any one or more of the following actions to provide that Options granted to an executive officer, director or beneficial owner of more than ten percent (10%) of the Company's Stock (a "Section 16 Insider") shall be exempt under Section 16(b) of the Exchange Act:

          (a) The Board may restrict the shares of Stock issuable upon exercise of an Option by a Section 16 Insider by providing that such shares may not be sold or transferred (except that such shares may be issued upon exercise of the Option) for a period of six (6) months following the grant of such Option; and/or

          (b) The Board may require that the grant of an Option to a Section 16 Insider be approved by the Company's full Board of Directors or a committee of the Board of Directors composed solely of two or more Non-Employee Directors, as such term is defined in Section 16b-3 of the Rules promulgated under Section 16 of the Exchange Act.

     6.6.  $100,000 LIMITATION

     To the extent that the aggregate fair market value of stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under the Plan and all other plans of the Company and all parents and subsidiaries of the Company) exceeds $100,000, such Options shall be deemed Nonstatutory Stock Options.

     6.7.  PAYMENT FOR STOCK

     Stock purchased on exercise of an Option must be paid for as follows:

          (a) By cash or check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company; or

          (b) If so permitted by the instrument evidencing the Option (or in the case of an Option which is not an Incentive Stock Option, by the Board at or after grant of the Option) any one or more of the following:

             (1) by delivery of shares of Stock which have been outstanding for at least six (6) months (unless the Board expressly approves a shorter period) and which have a fair market value on the last business day preceding the date of exercise equal to the exercise price;

             (2) by delivery of a promissory note of the Participant to the Company, payable on such terms as are specified by the Board;

             (3) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price;

             (4) by the withholding of shares of Stock otherwise deliverable upon exercise which have a fair market value on the date of exercise at least equal to the exercise price; or

             (5) by any combination of the permissible forms of payment; provided, that if the stock delivered upon exercise of the Option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock must be paid other than by the Option holder's personal check or promissory note.

     6.8.  DISCRETIONARY PAYMENTS

     If the market price of shares of Stock subject to an Option exceeds the exercise price of the Option at the time of its exercise, the Board may cancel the Option and cause the Company to pay in cash or in shares of Stock (at a price per share equal to the fair market value per share) to the person exercising the Option an amount equal to the difference between the fair market value of the Stock which would have been purchased pursuant to the exercise (determined on the date the Option is cancelled) and the aggregate exercise price which would have been paid. The Board may exercise its discretion to take such action only if it has received a written request from the person exercising the Option, but such a request will not be binding on the Board.

     6.9.  NOTICE TO EMPLOYEE AND OPTION AGREEMENT

     Upon granting an Option, the Board shall notify the person to whom the Option shall be granted and shall deliver to such person a written instrument in accordance with Section 8.1. An award of an Option shall immediately expire if the person to whom the Board has decided to grant an Option shall not have (and no Option shall be exercisable unless and until such person has) signed the written instrument and returned it to the Company within thirty days after it has been delivered to such individual. The written instrument may contain such provisions that are consistent with this Plan as the Board may, in its discretion, determine.

7.  EVENTS AFFECTING OPTIONS

     7.1.  DEATH

     Upon the death of a Participant, all Options held by the Participant immediately prior to death, to the extent then exercisable, may be exercised by the Participant's executor or administrator or the person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, at any time within the one (1) year period ending with the first anniversary of the Participant's death (or such shorter or longer period as the Board may determine), and shall thereupon terminate. In no event, however, shall an Option remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7. Except as otherwise determined by the Board, all Options held by a Participant immediately prior to death that are not then exercisable shall terminate at death.

     7.2.  TERMINATION OF SERVICE (OTHER THAN BY DEATH)

     If a Participant who is an Employee and/or a director ceases to be an Employee and/or a director for any reason other than death, or if there is a termination (other than by reason of death) of the relationship in respect of which a consultant or advisor was granted an Option hereunder (such termination of the employment or other relationship being hereinafter referred to as a "Status Change"), except as otherwise determined by the Board, all Options held by the Participant that were not exercisable immediately prior to the Status Change shall terminate at the time of the Status Change. Any Options that were exercisable immediately prior to the Status Change will continue to be exercisable for a period of three months (or such shorter or longer period as the Board may determine), and shall thereupon terminate, unless the Option provides by its terms for immediate termination in the event of a Status Change or unless the Status Change results from a discharge for cause which in the opinion of the Board casts such discredit on the Participant as to justify immediate termination of the Option. In no event, however, shall an Option remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7. For purposes of this Section, in the case of a Participant who is an Employee, a Status Change shall not be deemed to have resulted by reason of (i) a sick leave or other bona fide leave of absence approved for purposes of the Plan by the Board, so long as the Employee's right to reemployment is guaranteed either by statute or by contract, or (ii) a transfer of employment between the Company and a subsidiary or affiliate, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which Section 424(a) of the Code applies.

     7.3.  CERTAIN CORPORATE TRANSACTIONS

     In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all of the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert or a consolidation or a merger where the Company is the surviving corporation but the stockholders of the Company immediately prior to such consolidation or merger do not own after such consolidation or merger shares representing fifty percent (50%) of the voting power of the Company, or in the event of the sale or transfer of substantially all the Company's assets or a dissolution or liquidation of the Company (a "covered transaction"), all outstanding Options will terminate as of the effective date of the covered transaction, and the following rules shall apply:

          (a) The Board may in its sole discretion, by providing therefor at the time of the grant of the Option or, subject to Sections 7.3 (b) and (c) below, by taking appropriate action at any other time prior to the effective date of the covered transaction, make outstanding Options exercisable in full.

          (b) If an outstanding Option is subject to performance or other conditions (other than conditions relating to the mere passage of time and continued employment) which will not have been satisfied at the time of the covered transaction, the Board may in its sole discretion remove such conditions. If the Board does not do so, however, such Option will terminate as of the date of the covered transaction notwithstanding Section 7.3(a) above.

          (c) With respect to an outstanding Option held by a Participant who, following the covered transaction, will be employed by or otherwise providing services to a corporation which is a surviving or acquiring corporation in such transaction or an affiliate of such a corporation, the Board may, in lieu of the action described in Section 7.3(a) above (but subject to prior contractual obligations), arrange to have such surviving or acquiring corporation or affiliate grant to the Participant a replacement option which, in the judgment of the Board, is substantially equivalent to the Option.

8.  GENERAL PROVISIONS

     8.1.  DOCUMENTATION OF OPTIONS

     Options will be evidenced by such written instruments, if any, as may be prescribed by the Board from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms thereof.

     8.2.  RIGHTS AS A STOCKHOLDER, DIVIDEND EQUIVALENTS

     Except as specifically provided by the Plan, the receipt of an Option will not give a Participant rights as a stockholder. A Participant will obtain stockholder rights, subject to any limitations imposed by the Plan or the instrument evidencing the Option, only upon actual receipt of Stock. However, the Board may, on such conditions as it deems appropriate, provide that a Participant will receive a benefit in lieu of cash dividends that would have been payable on any or all Stock subject to the Participant's Option had such Stock been outstanding. Without limitation, the Board may provide for payment to the Participant of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Participant.

     8.3.  CONDITIONS ON DELIVERY OF STOCK

     The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restrictions from shares previously delivered under the Plan (a) until all conditions of the Option have been satisfied or removed,
(b) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act"), and the Exchange Act, (c) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (d) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act, the Company may require, as a condition to exercise of the Option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

     If an Option is exercised by the Participant's legal representative, the Company will be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

     8.4.  TAX WITHHOLDING

     The Board will have the right to require a Participant receiving an Option or Stock underlying an Option (or other appropriate person) to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements (the "withholding requirements") arising in connection therewith, or to make other arrangements satisfactory to the Board. If and to the extent that such withholding is required, the Board may permit a Participant or such other person to elect at such time and in such manner as the Board provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Stock having a value calculated to satisfy the withholding requirement.

     If at the time an Incentive Stock Option is exercised the Board determines that the Company could be liable for withholding requirements with respect to a disposition of the Stock received upon exercise, the Board may require as a condition of exercise that the person exercising the Incentive Stock Option agree (a) to inform the Company promptly of any disposition (within the meaning of Section 424(c) of the Code) of Stock received upon exercise, and (b) to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding requirements and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

     8.5.  NONTRANSFERABILITY OF OPTIONS

     Options may not be transferred by a Participant other than by will or by the laws of descent and distribution, and are exercisable, during a Participant's lifetime, only by such Participant.

     8.6.  ADJUSTMENTS IN THE EVENT OF CERTAIN TRANSACTIONS

     (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other increase or reduction of the number of shares of Stock outstanding without receiving compensation therefore in money, services or property, after the effective date of the Plan, the Board will make any appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Section 4 above.

     (b) In any event referred to in Section 8.6(a), the Board will also make any appropriate adjustments to the number and kind of shares of stock or securities subject to Options then outstanding or subsequently granted, any exercise prices relating to Options and any other provision of Options affected by such change. The Board may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if it is determined by the Board that adjustments are appropriate to avoid distortion in the operation of the Plan.

     8.7.  EMPLOYMENT RIGHTS, ETC.

     Neither the adoption of the Plan nor the grant of Options will confer upon any person any right to continued retention by the Company or any subsidiary as an Employee or otherwise, or affect in any way the right of the Company or any subsidiary to terminate an employment, service or other relationship at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in Options granted under the Plan will not constitute an element of damages in the event of termination of an employment, service or other relationship even if the termination is in violation of an obligation of the Company to the Participant.

9.  EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION

     Neither adoption of the Plan nor the grant of Options to a Participant will affect the Company's right to grant to such Participant options that are not subject to the Plan, to issue to such Participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to Employees.

     The Board may at any time or times amend the Plan or any outstanding Option for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Options, provided that (except to the extent expressly required or permitted by the Plan) no such action will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify to grant Incentive Stock Options under Section 422 of the Code.

                                    *  *  *

                                                                       EXHIBIT B

                                SAFETY 1ST, INC.

                      1996 NONQUALIFIED STOCK OPTION PLAN

1.  PURPOSE OF THE PLAN.

     This 1996 Nonqualified Stock Option Plan (the "Plan") of Safety 1st, Inc., a Massachusetts corporation (the "Company"), is designed to provide additional incentive to present and future directors, employees and other parties who may contribute to the success of the Company or its subsidiaries. The Company intends that this purpose will be effected by the granting of stock options (individually an "Option" and collectively "Options") under the Plan, which will afford each recipient an opportunity to acquire a proprietary interest or increase his, her or its existing proprietary interest in the Company through the acquisition of shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"). By encouraging stock ownership, the Company seeks to attract and retain on a continuing basis relationships with persons and entities of exceptional competence and seeks to furnish an added incentive for them to increase their efforts on behalf of the Company.

2.  ADMINISTRATION.

     The Plan will be administered by the Company's Board of Directors (the "Board"). The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee (the "Committee"), in which event all references (as appropriate) to the Board hereunder shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members. All questions of interpretation and application of the Plan, of Options granted hereunder and of the value of shares of Common Stock subject to an Option, shall be subject to the determination of the Board, which determination shall be final and binding.

3.  NATURE OF OPTIONS.

     The Options granted under the Plan will not qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

4.  OPTION SHARES.

     The stock subject to the Options and other provisions of the Plan shall be the Common Stock. The total amount of the Common Stock with respect to which Options may be granted shall not exceed in the aggregate five hundred thousand (500,000) shares; provided, however, that the class and aggregate number of shares which may be subject to Options granted hereunder shall be subject to adjustment in accordance with the provisions of Section 17 hereof. Such shares may be treasury shares or authorized but unissued shares. In the event that an outstanding Option shall expire or terminate prior to exercise, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

5.  AUTHORITY TO GRANT OPTIONS.

     The Board may grant Options from time to time to such Participants (as defined in Section 6 below) as it shall determine. Subject to any applicable limitations set forth in the Plan or established from time to time by the Board, the number of shares of Common Stock to be covered by an Option shall be as determined by the Board.

6.  ELIGIBILITY.

     Options may be granted to directors, employees, advisors, consultants, vendors, sales representatives, distributors, suppliers, business partners and service providers of the Company and its subsidiaries, and others who may contribute to the success of the Company or its subsidiaries ("Participants").

7.  OPTION PRICE.

     The price at which shares may be purchased pursuant to Options shall be specified by the Board at the time the Option is granted.

8.  DURATION OF OPTIONS.

     The Board in its discretion may provide that an Option shall be exercisable during any specified period of time from the date such Option is granted, but in no event shall such period of time be greater than ten years.

9.  AMOUNT EXERCISABLE; VESTING OF SHARES PURCHASED; REPURCHASE OF UNVESTED
    SHARES.

     Each Option may be exercised, so long as it is valid and out-standing, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such other conditions as the Board in its discretion may specify upon granting the Option.

     The Board may in its discretion provide upon the grant of an Option hereunder that the Company shall have an option to repurchase, upon such terms and conditions as determined by the Board, all or any number of shares purchased upon exercise of such Option. The repurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Board at the time the Option for the shares subject to repurchase is granted. In the event the Board shall grant Options subject to the Company's repurchase option, the certificates representing the shares purchased pursuant to such Option shall carry a legend satisfactory to counsel for the Company referring to the Company's repurchase option.

10.  OPTIONS TO PERSONS SUBJECT TO SECTION 16.

     The Board may take any action it deems necessary to comply with Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any one or more of the following actions to provide that Options granted to an executive officer, director or beneficial owner of more than ten percent (10%) of the Company's Stock (a "Section 16 Insider") shall be exempt under Section 16(b) of the Exchange Act:

          (a) The Board may restrict the shares of Stock issuable upon exercise of an Option by a Section 16 Insider by providing that such shares may not be sold or transferred (except that such shares may be issued upon exercise of the Option) for a period of six (6) months following the grant of such Option; and/or

          (b) The Board may require that the grant of an Option to a Section 16 Insider be approved by the Company's full Board of Directors or a committee of the Board of Directors composed solely of two or more Non-Employee Directors, as such term is defined in Section 16b-3 of the Rules promulgated under Section 16 of the Exchange Act.

11.  EXERCISE OF OPTIONS.

     Subject to the provisions of Section 13 hereof, Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised, together with

          (a) Cash or check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company; or

          (b) If so permitted by the instrument evidencing the Option or by the Board at or after grant of the Option, any one or more of the following:

             (1) shares of Common Stock which have been outstanding for at least six (6) months (unless the Board expressly approves a shorter period) and which have a fair market value on the last business day preceding the date of exercise equal to the exercise price;

             (2) a promissory note of the Participant to the Company, payable on such terms as are specified by the Board;

             (3) an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price;

             (4) the withholding of shares of Common Stock otherwise deliverable upon exercise which have a fair market value on the date of exercise at least equal to the exercise price; or

             (5) any combination of the permissible forms of payment.

     As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Participant certificates for the number of shares with respect to which such Option has been so exercised, issued in the Participant's name; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Participant, at the address specified pursuant to this Section 11.

     The Board will have the right to require a Participant receiving an Option or Common Stock underlying an Option (or other appropriate person) to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements (the "withholding requirements") arising in connection therewith, or to make other arrangements satisfactory to the Board. If and to the extent that such withholding is required, the Board may permit a Participant or such other person to elect at such time and in such manner as the Board provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Common Stock having a value calculated to satisfy the withholding requirement.

12.  TRANSFERABILITY OF OPTIONS.

     Options shall not be transferable by a Participant otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during a Participant's lifetime, only by such Participant, unless otherwise permitted by the Board.

13.  EMPLOYMENT RELATIONSHIP; BUSINESS RELATIONSHIP.

     An employment relationship between the Company and a Participant shall be deemed to exist during any period in which such Participant is employed by the Company. A business relationship between the Company and a Participant shall be deemed to exist during any period in which such Participant renders services as a consultant or on an independent contractor basis to the Company or is otherwise in a business relationship with the Company.

14.  REQUIREMENTS OF LAW.

     The Company shall not be required to sell or issue any shares under an Option if the issuance of such shares shall constitute a violation by the Participant or by the Company of any provision of any law, regulation or order of any governmental authority. Without limiting the generality of the foregoing, upon exercise of an Option, the Company shall not be required to issue such shares unless the Board has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Securities Act of 1933, as now in effect or hereafter amended (the "Securities Act"), and under the applicable securities laws of any State, unless the Company has received an opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, to the effect that such registration is not required. Any determination in this connection by the Board shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the

Securities Act, the Company may imprint the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act or other applicable laws:

          "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer."

     The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act; and in the event any shares are so registered, the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any other law, regulation or order of any governmental authority.

15.  NO RIGHTS AS STOCKHOLDER.

     No Participant shall have rights as a stockholder with respect to shares covered by an Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Section 17 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

16.  NO OBLIGATION TO CREATE OR MAINTAIN RELATIONSHIP.

     The granting of an Option shall not impose upon the Company any obligation to employ or continue to employ, to retain the services of or to continue to retain the services of, or to create a relationship with or maintain a relationship with, any Participant; and the right of the Company to terminate the employment or services of, or relationship with, a Participant shall not be diminished or affected by reason of the fact that an Option has been granted to such Participant.

17.  CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.

     The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize, without limitation, any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefor in money, services or property, then (i) the number, class, and per share price of shares of stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle a Participant to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as such Participant would have received as a result of the event requiring the adjustment had such Participant exercised his, her or its Option in full immediately prior to such event; and (ii) the number and class of shares with respect to which Options may be granted under this Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved that number and class of shares of stock that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment.

     After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which (i) the Company shall be the surviving corporation, and (ii) the stockholders of the Company immediately prior to such merger or consolidation own after such merger or consolidation shares representing at least fifty percent (50%) of the voting power of the Company, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by stock-holders) in lieu of the number of shares as to which such Option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which such Option shall be so exercised.

     If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if there is a merger or consolidation where the Company is the surviving corporation but the stockholders of the Company immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing fifty percent (50%) of the voting power of the Company, or if the Company is liquidated, or sells or otherwise disposes of substantially all its assets to another corporation while unexercised Options remain outstanding under the Plan, (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive, in lieu of shares of Common Stock, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation, liquidation, sale or disposition; (ii) the Board may accelerate the time for exercise of all unexercised and unexpired Options to and after a date prior to the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, specified by the Board; or (iii) all outstanding Options may be canceled by the Board as of the effective date of any such merger, consolidation, liquidation, sale or disposition provided that (x) notice of such cancellation shall be given to each holder of an Option and (y) each holder of an Option shall have the right to exercise such Option to the extent that the same is then exercisable or, if the Board shall have accelerated the time for exercise of all unexercised and unexpired Options, in full during the 30-day period preceding the effective date of such merger, consolidation, liquidation, sale or disposition.

     Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

18.  AMENDMENT OR TERMINATION OF PLAN.

     The Board may modify, revise or terminate the Plan at any time and from time to time.

19.  WRITTEN AGREEMENT.

     Each Option granted hereunder shall be embodied in a written option agreement which shall be subject to the terms and conditions prescribed above and shall be signed by the President, any Vice President or the Treasurer of the Company for and in the name and on behalf of the Company. Such an option agreement shall contain such other provisions as the Board in its discretion shall deem advisable.

20.  EFFECTIVE DATE AND DURATION OF PLAN.

     The Plan shall become effective upon its adoption by the Board of Directors (the "Effective Date"), provided that the Company's stockholders shall approve the Plan within twelve (12) months after the Effective Date. Options may be granted prior to stockholder approval provided that the Options will be subject to such approval and will not be exercisable until such approval is granted. If the Company's stockholders do not approve the Plan within the 12-month period, the Plan and all Options granted under the Plan shall terminate and be of no further force or effect.

     Unless earlier terminated as a result of the failure of the Company's stockholders to approve the Plan as provided above, the Plan shall terminate (i) when the total amount of the Common Stock with respect to which Options may be granted shall have been issued upon the exercise of Options; (ii) by action of the Board pursuant to Section 18 hereof; or (iii) ten
(10) years after the Effective Date, whichever shall first occur.

     No Options may be granted under the Plan after the Plan's termination, but Options previously granted may extend beyond that date.

                                    *  *  *

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
  [X] PLEASE MARK VOTES
      AS IN THIS EXAMPLE

      -----------------------
          SAFETY 1ST, INC.                                                                                           With-   For All
      -----------------------                                  1. Election of Directors.                       For   hold    Except
                                                                  MICHAEL LERNER          ROBERT J. DRUMMOND   [ ]    [ ]      [ ]
   Mark box at right if you will attend the Annual    [ ]         MICHAEL S. BERNSTEIN    LAURENCE S. LEVY
   Meeting.                                                       CURT R. FEUER           MARK OWENS

   Mark box at right if an address change or comment  [ ]         If you do not wish shares voted "For" a particular nominee, mark
   has been noted on the reverse side of this card.               the "For All Except" box and strike a line through the
                                                                  nominee's(s'). Your shares will be voted for the remaining nominee(s).
                                                                                                               For  Against  Abstain
      RECORD DATE SHARES:                                      2. To approve the adoption of the Company's     [ ]    [ ]      [ ]
                                                                  1996 Employee and Director Stock Option Plan.

                                                               3. To approve the adoption of the Company's     [ ]    [ ]      [ ]
                                                                  1996 Nonqualified Stock Option Plan.

                                                               4. To approve the appointment of Grant Thornton [ ]    [ ]      [ ]
                                                                  LLP as independent accountants for the
                                                                  current fiscal year.

                                                                  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any
                                               --------------     adjournments thereof. Receipt is hereby acknowledged of the
  Please be sure to sign and date this Proxy.  Date               Notice of Annual Meeting of Stockholders and the Proxy Statement
-------------------------------------------------------------     and Annual Report furnished herewith.

                                                                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL.
-----Stockholder sign here-------------Co-owner sign here----

  DETACH CARD                                                                                                            DETACH CARD

                                                          SAFETY 1ST, INC.

          Dear Stockholder,

          Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

          Your vote counts and you are strongly encouraged to exercise your right to vote your shares.

          Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

          Your vote must be received prior to the Annual Meeting of Stockholders, May 28, 1997.

          Thank you in advance for your prompt consideration of these matters.

          Sincerely,

          Safety 1st, Inc.



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

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                                                          SAFETY 1ST, INC.

                                              PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Safety 1st, Inc., a Massachusetts corporation (the "Company") hereby constitutes and appoints
Michael Lerner and Curt R. Feuer, and each of them, his/her Attorneys and Proxies (with full power of substitution in each), and hereby authorizes them to represent the undersigned and to vote, as designated on the reverse, all the shares of Common Stock of the Company held of record by the undersigned on April 11, 1997 at the Annual Meeting of Stockholders of the Company to be held on
Wednesday, May 28, 1997 and at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED HOLDER. IF NO DIRECTION IS MADE,
THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AS SET FORTH IN THE PROXY STATEMENT AND FOR PROPOSALS 2, 3 AND 4.

                     -----------------------------------------------------------------------------------------
                        PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                     -----------------------------------------------------------------------------------------
  Please sign this Proxy exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally.
  Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
------------------------------------------------------------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                                        DO YOU HAVE ANY COMMENTS?

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